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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 27, 1998

                               HMI INDUSTRIES INC
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         2-30905                                        36-1202810
(Commission File Number)                      (IRS Employer Identification No.)

                                3631 PERKINS AVE.
                              CLEVELAND, OHIO 44114
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (216) 432-1990






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 27, 1998, HMI Industries Inc ("the Company") announced that it closed the sale of Bliss Manufacturing, Inc. to Rhone Capital L.L.C. ("Rhone"), for a purchase price of $31,660,000, subject to adjustments. The purchase price included $410,000 to payoff capital leases to be assumed by Rhone in accordance with the Purchase Agreement. Further detailed information relating to the disposition is incorporated herein by reference to the Company's definitive proxy statement filed on Schedule 14A with the SEC on March 12, 1998 ("the
Schedule 14A") and as amended by the March 24, 1998 letter to the shareholders' incorporated herein by reference as exhibit 20.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)  Pro Forma Financial Information
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Incorporated herein by reference to the Schedule 14A.

(c)  Exhibits
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20    Other documents or statements to           Letter to shareholders
      security holders                           dated March 24, 1998, attached.

22    Published report regarding matters         Incorporated herein by
      submitted to vote of security holders      reference to the Schedule 14A.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HMI INDUSTRIES INC
                                                  (Registrant)


Date:  April 8, 1998                       By:   /s/ Michael Harper
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                                                     Michael Harper
                                                Vice President and Chief
                                                    Financial Officer




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